UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
August 11, 2005

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558

(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132

Registrant’s telephone number, including area code
(901) 348-4100

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-4.2 FIRST AMENDMENT TO RIGHTS AGREEMENT
EX-10.28 AMENDED AND RESTATED MANAGEMENT COMPENSATION AGREEMENT
EX-10.29 MANAGEMENT COMPENSATION AGREEMENT
EX-10.30 MANAGEMENT COMPENSATION AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement
First Amendment to Rights Agreement
     On August 11, 2005, Pinnacle Airlines Corp. (the “Company”) and Equiserve Rights Company, N.A., as Rights Agent (the “Rights Agent”), entered into a First Amendment to the Rights Agreement between the parties originally filed on November 14, 2003. The Amendment revises the definition of “Acquiring Person” so that the threshold for separation of the Rights from the Common Stock (i.e., triggering the poison pill) is changed from 15% to 20% beneficial ownership of the Company’s common shares outstanding. The Amendment also adds a section limiting the liability of the Rights Agent upon the occurrence of certain Force Majeure events. A copy of the Amendment is attached as Exhibit 4.2 to this Current Report on Form 8-K.
Management Compensation Agreements
     On August 11, 2005, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., (collectively, the “Company”) entered into an amended and restated management compensation agreement with Philip H. Trenary, President and Chief Executive Officer, and management compensation agreements with Peter D. Hunt, Vice President and Chief Financial Officer, and Douglas W. Shockey, Vice President and Chief Operating Officer (the “Compensation Agreements”).
     The Compensation Agreements entitle each executive to receive a base salary which may be modified by the Board of Directors and to participate in any of the Company’s incentive compensation programs and in benefit plans for management employees. The Compensation Agreements have no set term of duration and each executive’s employment under his agreement is terminable by either party for any reason upon 30 days’ written notice. Under each agreement, in the event of a termination of the executive’s employment by the Company other than for ‘‘cause’’ (as defined in the Compensation Agreements) or by the executive for ‘‘good reason’’ (as defined in the Compensation Agreements), subject to the executive’s execution of a general release, the executive will receive (i) a severance payment equal to the sum of one-and-one-half (1.5) times (2.0 times for Mr. Trenary) the executive’s annual base salary (except in the event of certain terminations upon a change in control of the Company, in which event it is 2.0 for all three executives) and (ii) the target incentive bonus the executive would have received with respect to the year of termination. In the event of such a termination, the executive will continue to receive coverage under the Company’s medical and dental plans until the earlier of the second anniversary of the executive’s termination of employment or the date the executive is employed by a new employer.
     Each executive also is subject to one-year covenants not to compete with the Company, subject to certain conditions, or solicit its employees upon termination of his employment with the Company, as well as covenants not to reveal the Company’s confidential information or disparage the Company during the term of employment or thereafter. Notwithstanding the provisions of the agreements, each executive agrees that any payments or benefits not permitted by the Air Transportation Safety and System Stabilization Act will be deferred until allowed under the Act and to the extent the Act does not permit deferral of any payments or benefits, the payments and benefits will not exceed the maximum amount allowed under the Act. Copies of the Compensation Agreements are attached as Exhibits 10.28, 10.29 and 10.30 to this Current Report on Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits:

Exhibit
Number	Description

4.2	First Amendment to Rights Agreement, dated August 11, 2005, between Pinnacle Airlines Corp. and Equiserve Rights Company, N.A., as Rights Agent

10.28	Amended and Restated Management Compensation Agreement, dated August 11, 2005, between Pinnacle Airlines, Inc. and Philip H. Trenary

10.29	Management Compensation Agreement, dated August 11, 2005, between Pinnacle Airlines, Inc. and Peter D. Hunt

10.30	Management Compensation Agreement, dated August 11, 2005, between Pinnacle Airlines, Inc. and Douglas W. Shockey

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer
August 12, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description

4.2	First Amendment to Rights Agreement, dated August 11, 2005, between Pinnacle Airlines Corp. and Equiserve Rights Company, N.A., as Rights Agent

10.28	Amended and Restated Management Compensation Agreement, dated August 11, 2005, between Pinnacle Airlines, Inc. and Philip H. Trenary

10.29	Management Compensation Agreement, dated August 11, 2005, between Pinnacle Airlines, Inc. and Peter D. Hunt

10.30	Management Compensation Agreement, dated August 11, 2005, between Pinnacle Airlines, Inc. and Douglas W. Shockey